Exhibit 99.1

Altra Completes Acquisition of Nook Industries, a Leader in the US Engineered Linear Motion Industry

Deal Advances Strategy to Focus on Highly Engineered Products in the Motion Control and Power Transmission Markets and Expands Presence in Attractive Medical, Factory Automation and Defense Markets

Expects Acquisition to be Cash Accretive in 2022, Excluding Transaction Costs

January 3, 2022 -- BRAINTREE, Mass., -- Altra Industrial Motion Corp. (Nasdaq: AIMC) (“Altra” or the “Company”), a leading global manufacturer and supplier of motion control, power transmission and automation products, today announced that it has acquired Cleveland, Ohio-based Nook Industries LLC (“Nook”), a leader in the US engineered linear motion industry.

Nook is expected to generate approximately $42 million in revenue in 2021, and the transaction is anticipated to be cash accretive to Altra’s earnings in 2022, excluding any one-time or acquisition-related costs. The Nook business, which will be integrated into Altra’s Thomson operating company in its Automation & Specialty (“A&S”) segment, expands the breadth of Altra’s linear products offering. The Company expects annual cost and sales synergies of approximately $6 million by year four of combined operations. In addition, Altra expects to receive a tax benefit, with a net present value of approximately $12 million to $15 million, as a result of the acquisition of Nook.

“The acquisition of Nook advances our strategy to focus Altra’s portfolio on highly engineered products in the motion control and power transmission markets and increase our exposure to attractive secular trends,” said Carl Christenson, Altra’s Chairman and Chief Executive Officer.

“With Nook, Altra is positioned to benefit from cross-selling opportunities that leverage our expanded and complementary linear motion control product offerings, while also gaining strong customer relationships in strategic end markets such as medical, factory automation and defense,” added Christenson. “We also have the opportunity to utilize Altra’s scale to leverage fixed costs, while also capitalizing on Nook’s production capacity to better satisfy increasing customer demand. We would like to welcome Nook’s employees to the Altra team and look forward to their contributions.”

About Nook Industries

Founded in 1969 by Joseph H. Nook, Jr., Nook provides a broad-based offering of premium linear motion solutions. Nook provides clients with proven knowledge and flexibility to design, engineer, and manufacture premium quality linear motion systems and solutions for their most challenging applications. Its customers benefit from a wide range of premium products and services that fit well into unlimited industries.

About Altra Industrial Motion Corp.

Altra is a premier industrial global manufacturer and supplier of highly engineered motion control, automation, power transmission, and engine braking systems and components. Altra’s portfolio consists of 27 well-respected brands including Bauer Gear Motor, Boston Gear, Jacobs Vehicle Systems, Kollmorgen, Portescap, Stromag, Svendborg Brakes, TB Wood’s, Thomson and Warner Electric. Headquartered in Braintree, Massachusetts, Altra has over 9,000 employees and 48 production facilities in 16 countries around the world.

Forward-Looking Statements

All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed”, “should be,” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, statements regarding (a) Nook’s expected revenue of $42 million for 2021, (b) management’s expectation that the transaction will be cash accretive to the Company’s earnings in 2022, excluding any one-time or acquisition-related costs, (c) anticipated annual cost and sales synergies of approximately $6 million by year four of combined operations (d) the Company’s expected tax benefit, with a net present value of approximately $12 million to $15 million, as a result of the acquisition of Nook, (e) expectations that the acquisition of Nook will advance the Company’s strategy of focusing its portfolio on highly engineered products in the motion control and power transmission markets and increasing its exposure to attractive secular trends, (f) management’s expectations that with Nook, the Company will be positioned to benefit from cross-selling opportunities that leverage its expanded and complementary linear motion control product offerings, while also gaining strong customer relationships in strategic end markets such as medical, factory automation and defense, (g) that the Company will be able to utilize its scale to leverage fixed costs, while also capitalizing on Nook’s production capacity to better satisfy increasing customer demand, and (h) that the Nook employees will contribute to the Company.

In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in political and economic conditions in the United States and abroad and the cyclical nature of the Company’s markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, and the effects of tariffs and other trade actions taken by the United States and other countries, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on the Company’s customers, (7) risks associated with a disruption to the Company’s supply chain, (8) fluctuations in the costs of raw materials used in the Company’s products, (9) product liability claims, (10) work stoppages and other labor issues involving the Company’s facilities or the Company’s customers, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) impairment or reduction of goodwill or intangible assets, (17) failure of operating equipment or information technology infrastructure, including cyber-attacks or other security breaches, and failure to comply with data privacy laws or regulations, (18) risks associated with the Company’s debt leverage, (19) risks associated with restrictions contained in the agreements governing Altra’s $400 million aggregate principal amount of 6.125% senior notes due 2026 and Altra’s revolving credit facility and term loan facility, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of the Company’s enterprise resource planning system, (23) risks associated with certain minimum purchase agreements we have with suppliers, (24) risks related to the Company’s relationships with strategic partners, (25) the Company’s ability to offset increased commodity and labor costs with increased prices, (26) risks associated with the Company’s exposure to variable interest rates and foreign currency exchange rates, (27) swap counterparty credit risk, including interest rate swap contracts, cross-currency swap contracts and hedging arrangements, (28) risks associated with the Company’s exposure to renewable energy markets, (29) risks related to regulations regarding conflict minerals, (30) risks related to restructuring and plant consolidations, (31) risks related to the Company’s A&S acquisition and integration and other acquisitions, including (a) the possibility that we may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate A&S, (b) expected or targeted future financial and operating performance and results, (c) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the transaction, (d) the Company’s ability to retain key executives and employees, (e) slowdowns or downturns in economic conditions generally and in the markets in which the A&S businesses participate specifically, (f) lower than expected investments and capital expenditures in equipment that utilizes components produced by us or A&S, (g) lower than expected demand for the Company’s or A&S’s repair and replacement businesses, (h) the Company’s ability to successfully integrate the merged assets and the associated technology and achieve operational efficiencies, (i) the integration of A&S being more difficult, time-consuming or costly than expected, (j) the inability to undertake certain corporate actions that otherwise could be advantageous to comply with certain tax covenants, (k) potential unknown liabilities and unforeseen expenses related to the acquisition and (l) the impact on the Company’s internal controls and compliance with the regulatory requirements under the Sarbanes-Oxley Act of 2002, (32) exposure to United Kingdom political developments, including the effect of its withdrawal from the European Union, and the uncertainty surrounding the implementation and effect of Brexit and related negative developments in the European Union and elsewhere, (33) Altra’s ability to achieve the efficiencies, savings and other benefits anticipated from its cost reduction, margin improvement, restructuring, plant consolidation and other business optimization initiatives, (4) the risks associated with transitioning from LIBOR to a replacement alternative reference rate, (35) the scope and duration of the COVID-19 global pandemic and its impact on global economic systems and the Company’s employees, sites, operations, customers and supply chain, including the impact of the pandemic on manufacturing and supply capabilities throughout the world, (36) adverse conditions in the credit and capital markets limiting or preventing the Company’s and its customers’ and suppliers’ ability to borrow or raise capital, (37) the Company’s ability to invest in new technologies and manufacturing techniques and to develop or adapt to changing technology and manufacturing techniques, (38) defects, quality issues, inadequate disclosure or misuse with respect to the Company’s products and capabilities, (39) changes in labor or employment laws, (40) the Company’s ability to recruit, retain and motivate key sales, marketing or engineering personnel, (41) unplanned repairs or equipment outages, (42) changes in the Company’s tax rates, including enactment of the Tax Cuts and Jobs Act of 2017, or exposure to additional income tax liabilities or assessments, as well as audits by tax authorities, (43) the risks associated with the Company’s ability to successfully divest or otherwise dispose of businesses that are deemed not to fit with the Company’s strategic plan or are not achieving the desired return on investment and (44) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra does not intend to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. AIMC-G

CONTACT:

Altra Investor Relations

781-917-0600

Email: ir@altramotion.com